Recovery of Erroneously Awarded Compensation - Restatement Determination Date [Axis]: 2023-01-20	12 Months Ended
Sep. 30, 2024
Erroneously Awarded Compensation Recovery [Table]
Restatement Determination Date	Jan. 20, 2023
Erroneous Compensation Analysis [Text Block]	On January 20, 2023, our Board of Directors adopted a CIMG Inc. Incentive-Based Compensation Clawback Policy (“Clawback Policy”), which provides for the clawback of certain compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements. The Clawback Policy is a supplement to any other clawback policies in effect now or in the future at the Company. The Incentive-Based Compensation subject to clawback is the Incentive-Based Compensation Received during the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement.